Exhibit 99.2
Crescent Real Estate Equities
Company
Third Quarter 2006
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Sector Contribution and Assets by Segment	13
Acquisitions, Dispositions, Development and Other Strategic Transactions	14
Consolidated Debt Schedule	15
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	16
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	17
Investment in Unconsolidated Companies	18

Portfolio Data
Office:
Total Office Portfolio — Composition	21
Total Office Portfolio — Property Table	22
Total Office Portfolio — Leasing Statistics	25
Total Office Portfolio — Same Store Analysis	26
Total Office Portfolio — Capital Expenditures	27
Total Office Portfolio — Top 25 Office Customers	28
Total Office Portfolio — Customer Industry Diversification	29
Total Office Portfolio — Lease Expirations	30

Resort Residential Development — September 30, 2006:
Resort Residential Development Statistics	39
Resort Residential Development Property Table	40
Resort Residential Development Net Equity Book Value by Project	41

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	43
Resort/Hotel Year-to-Date Statistics	44

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	46

Mezzanine Investments:
Mezzanine Investments	48

Contact Information
Equity Research Coverage/IR Contacts	50

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 74 premier office buildings totaling 29.8 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also strategically invests in resort-residential developments in locations such as Scottsdale, AZ, Vail Valley, CO, and Lake Tahoe, CA; in destination resorts such as Fairmont Sonoma Mission Inn® in Sonoma, CA; and in the wellness lifestyle leader Canyon Ranch®. For more information, visit Crescent’s website at www.crescent.com.
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of September 30, 2006

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	74
Total Office Square Feet Owned and Managed	29.8 million
Geographic Diversity	8 states and 28 sub-markets
Number of Employees	752
Common Shares and Units Outstanding (share equivalent)	125.6 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($21.81 share price at 9/30/06)	6.9%
Total Market Capitalization Including Debt	$5.5 billion
Insider Ownership	18.1%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on November 7, 2006, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer
Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joseph D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Shares and Units
Common Shares Outstanding	102,737,104	101,734,083	101,724,583	101,442,063	101,058,455
Units Outstanding (a)	22,858,346	22,857,346	22,857,346	22,832,346	23,186,378

Combined Shares and Units	125,595,450	124,591,429	124,581,929	124,274,409	124,244,833

Weighted Average for Quarter — Basic (EPS) (b)	102,448,611	101,632,363	101,475,910	100,901,753	100,663,122
Weighted Average for Quarter — Diluted (EPS) (b)	104,063,424	101,632,363	101,475,910	102,422,428	100,663,122
Weighted Average for Quarter — Diluted (FFO)	123,750,661	122,186,713	122,007,365	121,520,969	119,841,083

Share Price & Dividends
At the End of the Period	$21.81	$18.56	$21.07	$19.82	$20.51
High during Quarter	$22.80	$20.64	$21.60	$21.06	$20.65
Low during Quarter	$18.72	$17.61	$20.14	$19.23	$17.95
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,613,698	$2,205,586	$2,503,662	$2,349,530	$2,430,483
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,516,893	2,394,856	2,200,105	2,259,473	2,307,104

Total Capitalization	$5,540,991	$5,010,842	$5,114,167	$5,019,403	$5,147,987

Total Consolidated Debt/Total Capitalization (e)	45%	48%	43%	45%	45%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$3,003,069	$2,846,564	$2,723,175	$2,655,323	$2,702,561
Investments in Unconsolidated Companies	$388,217	$397,191	$395,398	$393,535	$390,092
Total Assets (e)	$4,313,734	$4,171,741	$3,996,320	$4,141,862	$4,191,256
Total Liabilities	$3,025,526	$2,859,389	$2,638,514	$2,732,486	$2,759,848
Total Unconsolidated Debt	$693,679	$645,679	$647,337	$646,913	$661,809
Total Minority Interest	$156,417	$160,150	$162,641	$167,381	$166,381
Total Shareholders’ Equity	$1,131,791	$1,152,202	$1,195,165	$1,241,995	$1,265,027

Selected Operating Data
Total Office Portfolio (f)
Revenues	$185,766	$189,906	$178,116	$169,827	$172,476
Net Straight-Line revenue / (expense) adjustment (g)	$1,967	$2,038	$2,792	$4,815	$5,623
Rental income from FAS 141 Fair Market Value Adjustments	$(744)	$(916)	$(983)	$(1,085)	$(1,224)
Operating Margin (h)	50%	51%	48%	47%	49%
Bad Debt as Percentage of Office Property Revenue	0.24%	0.25%	1.06%	0.28%	0.17%
Lease Termination Fees	$9,052	$16,445	$7,971	$4,662	$6,305
Fee Revenue Generated from Office Management Business (i)	$4,710	$4,437	$3,619	$3,844	$6,003

Office — Crescent’s Share (f) (j)
Revenues	$125,797	$132,249	$121,368	$115,075	$116,797
Net Straight-Line revenue / (expense) adjustment (g)	$1,480	$1,657	$2,107	$3,645	$4,537
Rental income from FAS 141 Fair Market Value Adjustments	$(454)	$(584)	$(621)	$(720)	$(786)
Operating Margin (h)	50%	53%	49%	46%	49%
Bad Debt as Percentage of Office Property Revenue	0.22%	0.14%	1.25%	0.30%	0.13%
Lease Termination Fees	$8,642	$16,351	$7,764	$4,341	$5,288

Other
Total Property Revenues	$204,647	$195,064	$238,604	$416,836	$210,471
Crescent’s Share of Unconsolidated Revenues (k)	$100,195	$102,771	$103,047	$129,645	$110,069
General & Administrative Expense	$10,937	$11,812	$14,826	$17,220	$11,751
Interest Coverage Ratio (l)	1.97	1.95	1.95	1.95	1.73
Scheduled Principal Payments:
Consolidated Debt (m)	$3,000	$2,970	$3,610	$3,174	$3,243
Unconsolidated Debt	$1,976	$2,209	$2,441	$2,376	$2,312
Consolidated Capitalized Interest:
Office	$1,502	$1,375	$918	$689	$163
Resort Residential Development (n)	$7,069	$5,075	$3,950	$5,043	$5,452
Resort/Hotel	$986	$599	$423	$375	$254

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic	$1,314	$(4,719)	$(13,090)	$14,483	$71,634
Basic — Per Share	$0.01	$(0.05)	$(0.13)	$0.14	$0.71
Diluted — Per Share	$0.01	$(0.05)	$(0.13)	$0.14	$0.71

Funds from Operations Available to Common Shareholders — Diluted, as Adjusted (“FFO”) (o)
FFO	$34,145	$31,395	$24,817	$61,544	$22,803
FFO per Weighted Average Share	$0.28	$0.26	$0.20	$0.51	$0.19
FFO Payout Ratio (p)	135.9%	145.9%	184.4%	74.0%	197.1%
FFO by Segment:
Office Properties	$72,024	$65,801	$54,695	$76,198	$54,582
Resort Residential Development Properties	$1,494	$3,273	$1,034	$22,431	$5,474
Resort/Hotel Properties	$8,465	$7,784	$10,630	$6,006	$9,352
Temperature-Controlled Logistics Properties	$2,381	$1,990	$3,188	$6,982	$4,606

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common shares.

(d)	Represents liquidation value of $25 per share; net of issuance costs, preferred equity is $401,089.

(e)	Includes $107,732 of defeased debt related to the LaSalle Note I and Nomura Funding VI Note. The Company’s assets include $113,599 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 44% as of September 30, 2006.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Net straight-line revenue adjustment excludes the El Paso lease termination. If included, the impact would be as follows: Q3 2006 — $4,588, Q2 2006 — ($2,414), Q1 2006 — $6,023, Q4 2005 - ($5,764), Q3 2005 — $4,231.

(h)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(i)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(j)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(k)	Crescent’s share of unconsolidated revenues includes Office, Temperature-Controlled Logistics and Canyon Ranch. Beginning in 1Q’06, Crescent’s share of unconsolidated revenues also includes Resort Residential Development Properties.

(l)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $8,792 related to the defeasance of the LaSalle Note I and Nomura Funding VI Note. Trailing four quarters’ interest income includes $363 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I and Nomura Funding VI Note. Excluding these two items, the interest coverage ratio for trailing four quarters as of September 30, 2006 would have been 2.08.

(m)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payments for the three months ended September 30 2006, were $2,525.

(n)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(o)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(p)	Calculated as dividends declared during quarter divided by FFO per weighted average share .

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Key Portfolio Statistics

	As Of or For The Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Office Properties (a)
Total Office Portfolio
Number of Properties	74	74	75	75	76
Square Footage	29,806,740	30,134,979	30,524,482	30,670,201	31,251,076
Economic Office Occupancy at End of Quarter (a)	89.8%	88.0%	88.3%	89.3%	88.1%
Leased Office Occupancy at End of Quarter (a)	91.8%	90.9%	90.7%	91.6%	90.3%
Same-Store Net Operating Income (“NOI”) % Change (b)	(1.1)%	(0.9)%	(4.9)%	(2.4)%	(1.1)%
Same-Store Average Occupancy (b)	88.9%	88.4%	88.3%	87.8%	86.8%

Wholly-Owned Office Properties
Number of Properties	54	54	54	54	53
Square Footage	15,781,154	15,780,658	15,780,658	15,926,377	15,863,116
Economic Office Occupancy at End of Quarter (a)	89.6%	87.8%	88.1%	89.2%	87.6%
Leased Office Occupancy at End of Quarter (a)	91.5%	90.7%	90.3%	91.4%	89.9%

Joint-Venture Office Properties (c)
Number of Properties	20	20	21	21	23
Square Footage	14,025,586	14,354,321	14,743,824	14,743,824	15,387,960
Economic Office Occupancy at End of Quarter (a)	90.0%	88.2%	88.5%	89.4%	88.6%
Leased Office Occupancy at End of Quarter (a)	92.2%	91.3%	91.2%	92.0%	90.7%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	28	26	26	23	27

Desert Mountain (d)
Resort Residential Lot Sales	—	2	1	3	6
Average Price Per Lot (in thousands)	$—	$2,117	$1,574	$1,519	$1,086
Resort Residential Unit Sales	1	1	1	—	—
Average Price Per Unit (in thousands)	$1,537	$1,397	$1,786	$—	$—

Crescent Resort Development
Resort Residential Lot Sales	91	41	29	261	67
Average Price per Lot (in thousands)	$57	$160	$175	$249	$166
Resort Residential Unit Sales	23	10	34	123	43
Average Price per Unit (in thousands)	$1,632	$1,780	$1,901	$1,542	$1,012

Resort/Hotel Properties
Total Luxury Resorts and Spas, and Upscale Business Class Hotels (e)
Number of Properties	5	5	6	6	6
Number of Resort/Hotel Rooms	1,664	1,664	1,939	1,939	1,939
Same-Store NOI % Change	12.2%	16.2%	26.9%	28.6%	31.1%
Same-Store Weighted Average Occupancy	75.0%	74.9%	74.2%	70.8%	75.1%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.

Notes:
(a)	Occupancy statistics for prior quarters have been restated to exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 23.

(b)	Same-store statistics exclude properties held for sale and unstabilized properties. Prior quarters have not been restated.

(c)	Prior quarters have been restated for current joint venture partnership structure.

(d)	As of September 30, 2006 there were 35 units and 50 lots remaining in inventory.

(e)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Balance Sheets
(dollars in thousands, except share data)

	September 30,	December 31,
	2006	2005
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$192,946	$183,228
Land improvements, net of accumulated depreciation of $34,783 and $29,784 at September 30, 2006 and December 31, 2005, respectively	75,402	70,494
Buildings and improvements, net of accumulated depreciation of $512,353 and $456,628 at September 30, 2006 and December 31, 2005, respectively	1,901,077	1,760,920
Furniture, fixtures and equipment, net of accumulated depreciation of $38,229 and $34,129 at September 30, 2006 and December 31, 2005, respectively	40,079	37,236
Land held for investment or development	789,549	574,527
Properties held for disposition, net	4,016	28,918

Net investment in real estate	$3,003,069	$2,655,323

Cash and cash equivalents	$77,231	$86,228
Restricted cash and cash equivalents	74,666	84,699
Defeasance investments	113,599	274,134
Accounts receivable, net	47,754	56,356
Deferred rent receivable	65,799	70,074
Investments in unconsolidated companies	388,217	393,535
Notes receivable, net	253,279	219,016
Income tax asset — current and deferred	13,994	8,291
Other assets, net	276,126	294,206

Total assets	$4,313,734	$4,141,862

LIABILITIES:
Borrowings under Credit Facility	$301,000	$234,000
Notes payable	2,138,572	1,948,152
Junior subordinated notes	77,321	77,321
Accounts payable, accrued expenses and other liabilities	508,633	471,920
Deferred tax liability	—	1,093

Total liabilities	$3,025,526	$2,732,486

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,429,173 and 11,416,173 units, at September 30, 2006 and December 31, 2005, respectively	$101,919	$113,819
Consolidated real estate partnerships	54,498	53,562

Total minority interests	$156,417	$167,381

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at September 30, 2006 and December 31, 2005	$319,166	$319,166
Series B Cumulative Redeemable Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at September 30, 2006 and December 31, 2005	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 127,858,021 and 126,562,980 shares issued and 102,737,104 and 101,442,063 shares outstanding at September 30, 2006 and December 31, 2005, respectively	1,279	1,266
Additional paid-in capital	2,294,264	2,271,888
Deferred compensation on restricted shares	—	(1,182)
Accumulated deficit	(1,103,547)	(972,319)
Accumulated other comprehensive income (loss)	(1,162)	1,385

	$1,591,923	$1,702,127
Less — shares held in treasury, at cost, 25,120,917 common shares at September 30, 2006 and December 31, 2005	(460,132)	(460,132)

Total shareholders’ equity	$1,131,791	$1,241,995

Total liabilities and shareholders’ equity	$4,313,734	$4,141,862

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
REVENUE:
Office Property	$103,115	$96,283	$313,188	$277,849
Resort Residential Development Property	67,662	78,401	220,517	218,714
Resort/Hotel Property	33,870	35,787	104,609	105,546

Total Property revenue	$204,647	$210,471	$638,314	$602,109

EXPENSE:
Office Property real estate taxes	$10,443	$9,509	$30,725	$29,421
Office Property operating expenses	40,863	40,574	122,006	114,446
Resort Residential Development Property expense	63,725	68,706	205,105	191,154
Resort/Hotel Property expense	25,170	26,531	78,441	81,989

Total Property expense	$140,201	$145,320	$436,277	$417,010

Income from Property Operations	$64,446	$65,151	$202,037	$185,099

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company	$24,249	$—	$28,546	$—
Income from investment land sales	228	—	228	8,424
Gain (loss) on joint venture of properties	(6)	276	(6)	1,816
Gain (loss) on property sales	(12)	(39)	286	141
Interest and other income	10,743	7,412	35,921	20,622
Corporate general and administrative	(10,937)	(11,751)	(37,575)	(33,143)
Interest expense	(34,569)	(34,076)	(100,623)	(103,434)
Amortization of deferred financing costs	(2,025)	(2,139)	(5,638)	(6,183)
Extinguishment of debt	—	(361)	—	(2,028)
Depreciation and amortization	(37,330)	(36,937)	(110,966)	(111,943)
Other expenses	(5,047)	(1,686)	(8,825)	(2,362)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,340	3,202	7,208	9,888
Resort Residential Development Properties	(333)	(839)	(457)	(647)
Resort/Hotel Properties	(1,424)	(733)	(3,510)	28
Temperature-Controlled Logistics Properties	(1,832)	77	(4,432)	(2,266)
Other	491	210	1,016	10,971

Total other income (expense)	$(55,464)	$(77,384)	$(198,827)	$(210,116)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$8,982	$(12,233)	$3,210	$(25,017)
Minority interests	(3,001)	641	(3,569)	150
Income tax benefit	3,337	754	7,663	2,299

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS	$9,318	$(10,838)	$7,304	$(22,568)
Income from discontinued operations, net of minority interests	61	811	195	4,208
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(105)	(64)	(105)	(64)
Gain on sale of real estate from discontinued operations, net of minority interests	50	89,735	139	91,238

NET INCOME	$9,324	$79,644	$7,533	$72,814

Series A Preferred Share distributions	(5,991)	(5,991)	(17,972)	(17,972)
Series B Preferred Share distributions	(2,019)	(2,019)	(6,056)	(6,056)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,314	$71,634	$(16,495)	$48,786

BASIC EARNINGS PER SHARE DATA:
Income (Loss) available to common shareholders before discontinued operations	$0.01	$(0.19)	$(0.16)	$(0.46)
Income from discontinued operations, net of minority interests	—	0.01	—	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	—
Gain on sale of real estate from discontinued operations, net of minority interests	—	0.89	—	0.91

Net income (loss) available to common shareholders — basic	$0.01	$0.71	$(0.16)	$0.49

DILUTED EARNINGS PER SHARE DATA:
Income (Loss) available to common shareholders before discontinued operations	$0.01	$(0.19)	$(0.16)	$(0.46)
Income from discontinued operations, net of minority interests	—	0.01	—	0.04
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	—	—	—
Gain on sale of real estate from discontinued operations, net of minority interests	—	0.89	—	0.91

Net income (loss) available to common shareholders — diluted	$0.01	$0.71	$(0.16)	$0.49

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,448,611	100,663,122	101,855,859	99,936,069

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	104,063,424	100,663,122	101,855,859	99,936,069

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the nine months
	ended September 30,				ended September 30,
	(unaudited)				(unaudited)
	2006	2006	2005	2005	2006	2006	2005	2005
	$	Per share	$	Per share	$	Per share	$	Per share
NET INCOME	9,324	0.08	79,644	0.66	7,533	0.06	72,814	0.61

ADJUSTMENTS:
Depreciation and amortization of real estate assets	32,574	0.26	33,665	0.28	97,127	0.79	102,460	0.87
Gain on property sales	(9,552)	(0.07)	(105,808)	(0.88)	(14,073)	(0.11)	(109,585)	(0.93)
Extinguishment of debt expense directly related to real estate asset sales	—	—	342	—	—	—	729	0.01
Impairment charges related to real estate assets and assets held for sale	125	—	—	—	125	—	—	—
Adjustment for investments in unconsolidated companies:
Office Properties	5,770	0.05	5,548	0.05	16,025	0.13	15,627	0.13
Resort Residential Development Properties	(3,276)	(0.03)	(2,161)	(0.02)	(9,276)	(0.07)	(2,609)	(0.02)
Resort/Hotel Properties	1,204	0.01	1,004	0.01	3,497	0.03	2,813	0.02
Temperature-Controlled Logistics Properties	4,212	0.03	4,530	0.04	11,991	0.10	13,729	0.12
Unitholder minority interest	1,774	0.02	14,049	0.12	1,435	0.01	12,849	0.11
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(17,972)	(0.15)	(17,972)	(0.15)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,056)	(0.05)	(6,056)	(0.05)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	34,145	0.28	22,803	0.19	90,356	0.74	84,799	0.72

Extinguishment of debt expense directly related to real estate asset sales	—	—	(342)	—	—	—	(729)	(0.01)

Impairment charges related to real estate assets	(125)	—	—	—	(125)	—	—	—

								.
Promoted interests related to the sale of investment in unconsolidated companies	(14,742)	(0.12)	—	—	(14,742)	(0.12)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED(a) — NAREIT DEFINITION	19,278	0.16	22,461	0.19	75,489	0.62	84,070	0.71

INVESTMENT SEGMENTS:
Office Properties	72,024	0.58	54,582	0.46	192,525	1.57	161,513	1.37
Resort Residential Development Properties	1,494	0.01	5,474	0.04	5,802	0.05	21,437	0.18
Resort/Hotel Properties	8,465	0.07	9,352	0.08	26,880	0.22	28,434	0.24
Temperature-Controlled Logistics Properties	2,381	0.02	4,606	0.04	7,559	0.06	11,463	0.10
OTHER:
Corporate general and administrative	(10,937)	(0.09)	(11,751)	(0.10)	(37,575)	(0.30)	(33,143)	(0.28)
Interest expense	(34,569)	(0.28)	(34,076)	(0.28)	(100,623)	(0.82)	(103,434)	(0.88)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(17,972)	(0.15)	(17,972)	(0.15)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(6,056)	(0.05)	(6,056)	(0.05)
Income from mezzanine loans and other loans	6,515	0.06	3,380	0.03	23,251	0.19	6,467	0.05
Other(b)	(3,218)	(0.02)	(754)	(0.01)	(3,435)	(0.03)	16,090	0.14

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (a)	34,145	0.28	22,803	0.19	90,356	0.74	84,799	0.72

Extinguishment of debt expense directly related to real estate asset sales	—	—	(342)	—	—	—	(729)	(0.01)

Impairment charges related to real estate assets	(125)	—	—	—	(125)	—	—	—

Promoted interests related to the sale of investment in unconsolidated companies	(14,742)	(0.12)	—	—	(14,742)	(0.12)	—	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (a) — NAREIT DEFINITION	19,278	0.16	22,461	0.19	75,489	0.62	84,070	0.71

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,448,611		100,663,122		101,855,859		99,936,069

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	123,750,661		119,841,083		122,654,992		118,087,613

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.125		1.125

(a)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include gains on sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(b)	Includes income from investment land sales, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Sector Contribution and Assets by Segment
As of September 30, 2006
(dollars in thousands)
Gross Book Value of Real Estate Assets

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,663,599	1,067,632	477,904	501,670	72,094	4,782,899
Depreciation (including Unconsolidated Assets)	(486,818)	(66,105)	(94,585)	(152,282)	(6,424)	(806,214)
Unconsolidated Debt and Other Liabilities	(397,000)	(4,154)	(111,288)	(320,264)	(16,767)	(849,473)
Other Assets (Cash, Defeasance Investments, Mezzanine Investments etc.)	324,544	202,046	94,966	125,923	439,043	1,186,522

Total Assets	2,104,325	1,199,419	366,997	155,047	487,946	4,313,734

Net Book Value by Segment

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment (2):
Balance at September 30, 2006 (3)	2,104,325	1,199,419	366,997	155,047	487,946	(4)	4,313,734
Balance at December 31, 2005	2,023,587	968,382	338,137	162,438	649,318		4,141,862
Consolidated Property Level Financing:
Balance at September 30, 2006	(971,989)	(251,926)	(127,950)	—	(1,165,028	) (5)	(2,516,893)
Balance at December 31, 2005	(851,215)	(142,680)	(59,051)	—	(1,206,527	) (5)	(2,259,473)
Consolidated Other Liabilities:
Balance at September 30, 2006	(116,316)	(310,956)	(31,678)	(37)	(49,646)		(508,633)
Balance at December 31, 2005	(116,515)	(286,986)	(28,126)	(25)	(41,361)		(473,013)
Minority Interests:
Balance at September 30, 2006	(17,161)	(31,815)	(5,446)	—	(101,995)		(156,417)
Balance at December 31, 2005	(15,354)	(32,228)	(5,853)	—	(113,946)		(167,381)

Total Net Book Value at September 30, 2006	998,859	604,722	201,923	155,010	(828,723)		1,131,791
Total Net Book Value at December 31, 2005	1,040,503	506,488	245,107	162,413	(712,516)		1,241,995

(1)	Refer to page 41 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $88,103 by segment is as follows: Office — $27,960, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $43,258.

(4)	Includes mezzanine investments of $193,825 and defeasance investments of $113,599. At December 31, 2005 defeasance investments were $264,356 and mezzanine investments were $172,582.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Repurchase Facilities, Funding I defeased debt and Nomura Funding VI defeased debt. December 31, 2005 includes Funding II defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Acquisitions, Development, Dispositions and Other Strategic Transactions
2006 Activity as of September 30, 2006
(dollars in millions, except psf data)
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase	Economic
Segment	Property	Ownership	Market	Feet	Date	Price	Price	Occupancy %
Office	Financial Plaza	100%	Phoenix — Mesa/Superstition	309,983	01/23/2006	$55.0	$178	88%
Dispositions

						Sales Price	Net		Net Proceeds
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre	CEI	to CEI (after
Segment	Property	Ownership	Market	Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (1)	Debt Payoff)
Office	Waterside Commons	100%	Dallas - Las Colinas	458,906 sf	02/17/2006	$24.8	$54	($0.9)	$24.8

Office	Chase Tower	20%	Austin - CBD	389,503 sf	06/20/2006	$68.8	$177	$4.3	$5.6

Office	Four Westlake	20%	Katy Freeway West	561,065 sf	09/26/2006	$121.3	$216	$24.2(2)	$28.7
Development

									Total			Expected	CEI Share
		CEI			Square Feet / Rooms /			Total 2006	Development	Total Projected	Leased /	CEI Share of	of Current
Segment	Project	Ownership		Market	Units / Townhomes	Start Date	Completion Date	Development Costs	Costs to Date	Development Costs	Committed	Total Equity	Equity Funded
Office	3883 Howard Hughes Parkway	100%		Las Vegas — Central East	239,000 sf	3Q 2005	1Q 2007	$34.1	$44.9	$73.0	59%/72%	$20.8	$17.4

Office	2211 Michelson	40%		Orange County — Airport Office Area	267,000 sf	1Q 2006	2Q 2007	$29.9	$47	$103.6	0%/24%	$5.6	$5.6

Office	Paseo Del Mar	80%		San Diego — Del Mar Heights	232,330 sf	3Q 2005	3Q 2006(3)	$22.9	$69.9	$81.7	70%/72%	$22.9	$22.9

Office	Parkway at Oak Hill	90%		Austin — Southwest	144,380 sf	2Q 2006	2Q 2007	$9.4	$9.4	$27.4	0%/0%	$8.2	$7.0

RDV/Resort	The Ritz-Carlton Residences and Hotel — Phase I	100%		Dallas — Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	3Q 2007	$56.6	$103.2	$202.7	N/A / 93%	$40.0	$30.4

RDV	The Ritz-Carlton Tower Residences — Phase II	100%		Dallas — Uptown/Turtle Creek	96 units / 4 townhomes	1Q 2007	(4)	$7.4	$12.8	$126.5	N/A / 30%	$25.0	$12.6

RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50	%(5)	Dedham, MA	301 units	4Q 2004	4Q 2006	$12.7	$50.5	$54.3	54% / N/A	$13.3	$13.3
Mezzanine Investments

New Investments
				Weighted Average Yield
Segment	Investment	Date of Transaction	Quarter End Balance	During Quarter	Current Yield (6)	Fixed/Variable
Other	Florida Hotel Portfolio Investment	01/20/2006	$15.0	13.33%	13.32%	Variable

Other	California Ski Resort	04/12/2006	$20.0	9.83%	9.82%	Variable

Other	New York City Residential	05/08/2006	$28.8	18.16%	18.15%	Variable

Repayments
		Date of
Segment	Investment	Transaction	Principal Pay-off	Prepayment Fees
Other	New York City Office Investment	02/01/2006	$17.3	$1.2

Other	Orlando Resort Investment	02/24/2006	$33.0	$5.0

Joint Ventured (7)
Other	Florida Resort Investment	07/14/2006	$15.0	$0.2

(1)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(2)	Includes promote earned on sale in the amount of $14.7.

(3)	Pase Del Mar was delivered into service during August 2006 as an operational but unstabilized property.

(4)	Subject to satisfactory pre-sales.

(5)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50% / 50% split.

(6)	Yields are as of November 6, 2006.

(7)	Through Redtail Capital Partners, L.P., of which Crescent has a 25% interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Consolidated Debt Schedule
As of September 30, 2006
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	September 30,	September 30,		Maturity
Description	Secured Asset	Borrowings	2006	2006		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$243,932	$243,932	7.53%		July 2009
Prudential Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Bank of America Note I	Fairmont Sonoma Mission Inn	55,000	55,000	5.40		February 2011
Morgan Stanley I	The Alhambra	50,000	50,000	5.06		October 2011
Allstate Life Note	Financial Plaza	39,089	39,089	5.47		October 2010
Bank of America Note II	The BAC - Colonnade Building	37,558	37,558	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Mass Mutual Note	3800 Hughes	32,498	32,498	7.75		January 2007
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Allstate Note(1)	3993 Hughes	24,216	24,216	6.65		September 2010
Metropolitan Life Note VI (1)	3960 Hughes	22,312	22,312	7.71		October 2009
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	38,603	38,603	2.90 to 13.75		July 2007 to Sept 2011

Secured Fixed Rate Defeased Debt:
LaSalle Note I (2)	Funding I Defeasance	100,462	100,462	7.83		August 2007
Nomura Funding VI Note(3)	Funding VI Defeasance	7,270	7,270	10.07		July 2010

Subtotal/Weighted Average		$905,195	$905,195	6.38%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
KeyBank I (4)	Ritz-Carlton Dallas Construction Project	$175,000	$65,150	7.58%		July 2008
German American Capital Corporation (4)	Funding One Assets	165,000	165,000	6.80		June 2007
JP Morgan Chase	Northstar Big Horn Construction Project	113,992	64,939	7.75		October 2007
Morgan Stanley II (5) (6)	Mezzanine Investments	100,000	38,280	7.29		March 2009
Goldman Sachs (6)(7)	Mezzanine Investments	100,000	10,000	6.73		May 2009
KeyBank II	Distributions from Funding III, IV, & V	75,000	50,000	7.33		January 2007
First Bank of Vail	Village Walk Construction Project	62,457	21,468	7.75		February 2008
Guaranty Bank(8) (9)	Paseo Del Mar Construction Project	53,100	35,745	7.31		September 2008
Societe Generale I (8)	3883 Hughes Construction Project	52,250	19,116	7.26		September 2008
Bank of America III (8) (9)	JPI Construction Project	41,009	37,231	7.33		November 2007
US Bank II	Northstar Trailside TH Construction Project	36,000	336	7.83		March 2008
US Bank I (10)	Beaver Creek Landing Construction Project	33,400	9,813	7.07		February 2008
National Bank of Arizona	DMDC Assets	30,000	15,156	8.75		October 2007
California Bank & Trust (11)	One Riverfront Construction Project	24,350	7,182	8.38		March 2008
Societe Generale II	Gray's Crossing Construction Project	22,209	11,483	7.84		July 2007
Chase Bank	Old Greenwood Construction Project	21,000	19,008	8.25		March 2007
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	72,689	38,470	6.58 to 9.25		February 2007 to Dec 2012

Subtotal/Weighted Average		$1,177,456	$608,377	7.36%

Unsecured Variable Rate Debt:
Credit Facility (12)		$380,335	$301,000	6.93%		February 2008
Junior Subordinated Notes (Trust Preferred)		51,547	51,547	7.49		June 2035
Junior Subordinated Notes (Trust Preferred)		25,774	25,774	7.49		July 2035

Subtotal/Weighted Average		$457,656	$378,321	7.04%

Total/Weighted Average		$3,165,307	$2,516,893	7.26	% (13)

Average remaining term						3.2 years

(1)	Includes a portion of total premiums of $2,452 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent Office Property as collateral for LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(4)	This loan has three one-year extension options.

(5)	The investments can be financed through March 2008, after which four equal payments are due quarterly. The loan has a provision for a one-year extension which is subject to Morgan Stanley’s approval.

(6)	The loans supporting these facilities are subject to daily valuations by Morgan Stanley and Goldman Sachs, respectively. Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds.

(7)	The investments can be financed through May 2009. The financing and maturity can be extended one year subject to Goldman Sach’s approval.

(8)	This loan has two one-year extension options.

(9)	Our partner provides a full guarantee of this loan.

(10)	This loan has one six-month extension option.

(11)	This loan has one one-year extension option.

(12)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of September 30, borrowing capacity under the facility was $65,584. The $301,000 outstanding at September 30, excludes letters of credit issued under the facility of $13,751.

(13)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.22%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Consolidated Debt Breakdown
As of September 30, 2006
(dollars in thousands)

					Weighted
			Weighted		Average
		% of	Average		Maturity in
	Balance	Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,530,195	61%	7.27%		3.0

Variable Rate Debt (2)	986,698	39%	7.24%		3.4

Total/Weighted Average	$2,516,893	100%	7.26	% (3)	3.2

(1)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America III Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank I Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank Loan, or Morgan Stanley II Loan and Goldman Sachs Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $301,847 of hedged variable-rate debt, are 73% and 27%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.22%.
Future Consolidated Debt Repayments (1)
As of September 30, 2006
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (2)
2006	$3,098	$507	$—		$3,605
2007	423,395	100,279	250,000		773,674
2008	244,909	289	301,000	(3)	546,198
2009	282,467	320	375,000		657,787
2010	134,051	6,337	—		140,388
Thereafter	317,920	—	77,321		395,241

	$1,405,840	$107,732	$1,003,321		$2,516,893

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America III Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank I Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank Loan, Morgan Stanley II Loan or Goldman Sachs Loan.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Unconsolidated Debt Schedule
As of September 30, 2006
(dollars in thousands)

		Balance	Company’s Share
		Outstanding at	of Balance at	Interest Rate at
	CEI	September	September	September	Maturity
Description	Ownership	30, 2006	30, 2006	30, 2006	Date	Fixed/Variable (1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.72%
Goldman Sachs (2)		$457,226	$145,032	6.89%	5/11/2023	Fixed
Citigroup/Bank of America (3)		430,000	136,396	6.58%	6/9/2007	Variable
Other		31,716	10,060	3.48% to 13.63%	12/15/2006 to 4/1/2017	Fixed

		918,942	291,488

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011	Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011	Fixed
Main Street Partners, L.P.(4)(5)	50.00%	105,109	52,555	8.22%	12/1/2006	Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011	Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011	Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015	Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007	Fixed
Crescent 1301 McKinney, L.P.(6)(7)	23.85%	73,350	17,494	6.56%	1/9/2008	Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010	Fixed
Crescent Five Post Oak Park, L.P.	30.00%	43,838	13,151	4.82%	1/1/2008	Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007	Fixed
Crescent Irvine, LLC (8)	40.00%	24,627	9,851	8.08%	3/7/2009	Variable

		1,183,835	340,869

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015	Fixed

Resort Residential Segment:
East West Resort Development XIV, L.P., L.L.L.P. (9)	41.90%	3,500	1,467	5.00%	4/28/2008	Fixed

Other Segment:
Redtail Capital Partners One, LLC (10)	25.00%	41,330	10,333	7.13%	8/9/2008	Variable
Fresh Choice, LLC	40.00%
GE Capital Franchise Finance Corporation (11)		4,477	1,791	10.10%	1/1/2011	Variable
Various Loans and Capital Leases		5,328	2,131	0.00% to 12.00%	1/1/2007 to 12/31/2029	Fixed

		51,135	14,255

Total Unconsolidated Debt		$2,252,412	$693,679

Fixed Rate/Weighted Average				5.86%	8.9 years
Variable Rate/Weighted Average				7.07%	0.8 years

Total Weighted Average				6.26%	6.2 years

(1)	All unconsolidated debt is secured.

(2)	AmeriCold Realty Trust expects to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan is a one-year, interest-only financing that is collateralized by 21 of its owned and six of its leased temperature-controlled warehouses. It bears interest at LIBOR + 125 basis points.

(4)	Senior Note — Note A: $77,689 at variable interest rate, LIBOR + 189 basis points, $4,570 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%.
Note B: $22,850 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This loan has two one-year extension options.

(7)	In January 2006, Crescent 1301 McKinney, L.P. purchased a one-year 7.0% interest rate cap on one-month LIBOR with a notional amount of $73,350. Fulbright Tower office property was formerly known as 1301 McKinney. Crescent 1301 McKinney, L.P. will be required to purchase a new cap in January 2007 that limits interest rate to 1.0:1.0 debt service coverage. The loan bears interest at LIBOR + 123 basis points.

(8)	This loan has one two-year extension option. The loan bears interest at LIBOR plus 275 basis points. In May 2006, Crescent Irvine, LLC, entered into an interest rate swap agreement struck at 5.34%.

(9)	The Company provided 41.9% of the initial capitalization and the venture is structured such that the Company owns 26.82% of profits after we receive a preferred return on our invested capital.

(10)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P. The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds. The loan bears interest as follows: $28,830 at LIBOR + 185 basis points and $12,500 at LIBOR + 170 basis points.

(11)	The Company guarantees $1,000 of this loan. The loan bears interest at LIBOR + 470 basis points.
Future Unconsolidated Debt Repayments
September 30, 2006
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$54,328	$—	$54,328
2007	186,340	—	186,340
2008	48,405	—	48,405
2009	17,322	—	17,322
2010	23,823	—	23,823
Thereafter	363,461	—	363,461

	$693,679	$—	$693,679

(1)	Based on contractual maturity and does not take into account the extension option on the Crescent 1301 McKinney, L.P. Loan, Redtail Capital Partners One, LLC Loan or Crescent Irvine, LLC Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Investment in Unconsolidated Companies
As of September 30, 2006
(dollars in thousands)
Balance Sheets:

		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Real estate, net	$1,867,432	$1,101,474	$112,111	$31,584
Cash	80,129	174,935	37,363	2,170
Restricted Cash	29,370	54,577	224	—
Other assets	248,993	153,750	15,068	17,095

Total assets	$2,225,924	$1,484,736	$164,766	$50,849

Notes payable	$1,183,835	$918,942	$95,000	$3,500
Other liabilities	200,389	90,716	29,081	6,414
Preferred Membership Units	—	—	107,770	—
Equity	841,700	475,078	(67,085)	40,935

Total liabilities and equity	$2,225,924	$1,484,736	$164,766	$50,849

Company’s share of unconsolidated debt	$340,869	$291,488	$45,600	$1,467	$14,255	$693,679

Company’s investments in unconsolidated companies	$171,031	$155,047	$1,878	$16,695	$43,566	$388,217

Balance Sheet as of September 30, 2006 includes the following:
•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company , L.L.C., EW Deer Valley, L.L.C, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

			Square			Date of
(1)	Partner	Building	Footage	CEI ownership	Partnership	Partnership
	JPMorgan/GE Pension
	Affiliates
		The Crescent	1,299,522	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Houston Center	2,960,544	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Post Oak Central	1,279,759	23.85%	Crescent Big Tex I, L.P.	11/10/2004
		Fulbright Tower	1,247,061	23.85%	Crescent Big Tex III, L.P.	02/24/2005

	JPMorgan Affiliate

		Miami Center	782,211	40.00%	Crescent Miami Center, LLC	09/25/2002
		BriarLake Plaza	502,410	30.00%	Crescent One Briarlake Plaza, L.P.	10/08/2003
		Fountain Place	1,200,266	23.85%	Crescent Big Tex II, L.P.	11/23/2004
		Trammell Crow Center	1,128,331	23.85%	Crescent Big Tex II, L.P.	11/23/2004
	GE Pension Affiliate
		Three Westlake Park	414,792	20.00%	Houston PT Three Westlake Office Limited Partnership	08/21/2002
		Five Post Oak Park	567,396	30.00%	Crescent Five Post Oak Park, L.P.	12/20/2002

	Trizec Properties, Inc.

		Bank One Center	1,530,957	50.00%	Main Street Partners, L.P.	10/22/1997

	Hines Crescent Irvine
	Associates,
	L.P. (a)
		2211 Michelson	N/A	40.00%	Crescent Irvine, LLC	06/09/2005

	Metzler US Real Estate
	Fund, L.P.
		One Buckhead Plaza	461,669	35.00%	Crescent One Buckhead Plaza, L.P.	06/29/2005

	Total Square Footage in Office Unconsolidated Joint Ventures		13,374,918	28.55%

(a)	Under development as an office property. See page 14 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Investment in Unconsolidated Companies
As of September 30, 2006
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended September 30, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Total Revenues	$84,928	$191,329	$34,644	$1,254
Operating Expense	41,825	160,917	31,799	211

Net Operating Income	43,103	30,412	2,845	1,043

Interest Expense	17,092	14,044	1,510	—
Depreciation and amortization	29,623	18,651	3,141	—
Preferred dividends	—	—	3,145	—
Taxes and Other (income) expense	(1,090)	(580)	(252)	(21)

Total Expenses	45,625	32,115	7,544	(21)

Gain (loss) on sale of assets	55,000	(12)	—	—

Net income (loss)	52,478	(1,715)	(4,699)	1,064
Items to reconcile to FFO	(25,703)	13,183	2,692	—

Funds From Operations – NAREIT Definition	$26,775	$11,468	$(2,007)	$1,064

Company’s equity in net income (loss) of unconsolidated companies	$2,340	$(1,832)	$(1,424)	$(333)	$491	$(758)

Company’s share of FFO — As adjusted	$22,852	$2,381	$(220)	$(333)	$491	$25,171
Promoted interests related to the sale of investment in unconsolidated companies	(14,742)	—	—	—	—	(14,742)

Company’s share of FFO — NAREIT Definition	$8,110	$2,381	$(220)	$(333)	$491	$10,428

	For the nine months ended September 30, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Total Revenues	$256,393	$574,226	$109,117	$6,409
Operating Expense	127,709	479,388	96,150	8,853

Net Operating Income	128,684	94,838	12,967	(2,444)

Interest Expense	51,568	46,758	4,490	—
Depreciation and amortization	72,660	53,641	8,875	—
Preferred dividends	—	—	9,334	—
Taxes and Other (income) expense	(2,248)	(1,551)	434	(376)

Total Expenses	121,980	98,848	23,133	(376)

Gain (loss) on sale of assets	65,014	2,095	—	—

Net income (loss)	71,718	(1,915)	(10,166)	(2,068)
Items to reconcile to FFO	5,582	37,478	7,531	—

Funds From Operations — NAREIT Definition	$77,300	$35,563	$(2,635)	$(2,068)

Company’s equity in net income (loss) of unconsolidated companies	$7,208	$(4,432)	$(3,510)	$(457)	$1,016	$(175)

Company’s share of FFO — As adjusted	$37,975	$7,559	$(13)	$(457)	$1,016	$46,080
Promoted interests related to the sale of investment in unconsolidated companies	(14,742)	—	—	—	—	(14,742)

Company’s share of FFO — NAREIT Definition	$23,233	$7,559	$(13)	$(457)	$1,016	$31,338

Summary Statement of Operations for the nine months ended September 30, 2006, includes the following:
•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT Bk One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent Big Tex III, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company , L.L.C., EW Deer Valley, L.L.C, East West Resort Development XIV, L.P., L.L.L.P.; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Office Portfolio Composition
As of September 30, 2006
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.3	3.7	2.2	1.1	1.0	1.1	2.4	15.8
Joint Ventured	7.0	5.2	—	0.4	0.8	—	0.6	14.0

Total Office Portfolio SF	11.3	8.9	2.2	1.5	1.8	1.1	3.0	29.8
Crescent’s Share	6.1	5.4	2.2	1.3	1.3	1.1	2.6	20.0
CBD vs. Suburban

(1)	Includes Ft. Worth, Colorado Springs, Orange County, Del Mar Heights, Atlanta, Seattle, and Phoenix.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Property Table (1)
As of September 30, 2006

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage (1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	78.8%		$22.63	50%
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	92.9		34.32	24%
Fountain Place	1	CBD	1986	1,200,266	91.1		21.30	24%
Trammell Crow Center	1	CBD	1984	1,128,331	88.6		24.45	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	65.9		17.32	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	91.9		20.29	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	87.3		20.65	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,758	91.3		16.86	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	81.6		19.17	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	93.2		20.66	100%
Palisades Central II	1	Richardson	1985	240,935	98.4		20.53	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	88.1		18.87	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0		23.12	100%
Palisades Central I	1	Richardson	1980	180,503	73.6		17.48	100%
Greenway II	1	Richardson	1985	154,329	100.0		17.46	100%
Greenway I & IA	2	Richardson	1983	146,704	76.1		15.73	100%

Subtotal/Weighted Average	18			8,901,371	86.6%		$23.10	60%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	97.5%		$19.55	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	89.2%		$19.89	100%
Houston Center	4	CBD	1974-1983	2,960,544	89.7		19.79	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	95.9		20.93	24%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	86.6		18.45	30%
BriarLake Plaza	1	Westchase	2000	502,410	98.1		24.62	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	99.7		23.78	20%

Subtotal/Weighted Average	20			10,072,953	90.9%		$20.36	57%

Austin
816 Congress	1	CBD	1984	433,024	76.7%		$20.58	100%
301 Congress Avenue	1	CBD	1986	418,338	76.5	(3)	22.92	50%
Austin Centre	1	CBD	1986	343,664	91.8	(3)	18.60	100%
The Avallon	3	Northwest	1993/1997	318,217	93.1		20.55	100%

Subtotal/Weighted Average	6			1,513,243	83.5%		$20.66	86%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	91.5%		$19.83	100%
707 17th Street	1	CBD	1982	550,805	91.9		20.64	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	90.3		19.16	100%
Peakview Tower	1	Greenwood Village	2001	264,149	91.4		24.05	100%
55 Madison	1	Cherry Creek	1982	137,176	92.9		19.21	100%
The Citadel	1	Cherry Creek	1987	130,652	88.7		24.91	100%
44 Cook	1	Cherry Creek	1984	124,174	73.9		19.23	100%

Subtotal/Weighted Average	7			2,192,218	90.4%		$20.68	100%

Colorado Springs
Briargate Office and Research Center	1	Northeast	1988	260,046	74.3	% (3)	$17.64	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Property Table (1)
As of September 30, 2006
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage (1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	95.7%		$32.01		40%
Datran Center	2	Kendall/Dadeland	1986/1988	476,412	93.4		28.38		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	91.3		30.16		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	89.6		33.33		100%

Subtotal/Weighted Average	6			1,801,798	93.6%		$30.89		74%

California
Orange County
Dupont Centre	1	Airport Office Area	1986	250,782	95.8%		$27.13		100%

Nevada
Las Vegas
Hughes Center	8	Central East	1986 - 1999	1,111,388	98.4%		$33.53		100%

Georgia
Atlanta
One Buckhead Plaza	1	Buckhead	1987	461,669	93.7%		$30.28		35%
One Live Oak	1	Buckhead	1981	201,488	86.4		24.29		100%

Subtotal/Weighted Average	2			663,157	91.4%		$28.56		55%

Washington
Seattle
Exchange Building	1	CBD	1930/2001	295,515	96.2%		$24.97		100%

Total Office Portfolio Excluding Properties Not Stabilized	71			28,017,366	89.8	% (3)	$22.80	(4)	69%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (5)	1	CBD	1982	1,247,061	69.3	% (6)	$20.42		24%

Arizona
Phoenix
Financial Plaza (5)	1	Mesa	1986	309,983	87.8%		$25.05		100%

California
San Diego
Paseo del Mar (5)	1	Del Mar Heights	2006	232,330	7.8	% (6)	$45.68		80%

Total Office Portfolio	74			29,806,740					67%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Property Table (1)
As of September 30, 2006
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of September 30, 2006, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of September 30, 2006. If such leases had commenced as of September 30, 2006, the percent leased for Office Properties would have been 91.8% Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: 301 Congress Avenue — 82.1%, Austin Centre — 96.9%, and Briargate Office and Research Center — 87.1%.

(4)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of September 30, 2006, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.79.

(5)	Property statistics exclude Fulbright Tower (acquired December 2004), Financial Plaza (acquired January 2006) and Paseo del Mar (placed in service August 2006). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date or date placed in service (related to developments), or (c) two years following the acquisition date for properties which are being repositioned.

(6)	Leases have been executed at certain unstabilized Office Properties but had not commenced as of September 30, 2006. Percent leased exceeds economic occupancy by 5 percentage points or more at Fulbright Tower — 89.9% and Paseo del Mar — 69.9%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Office Leasing Statistics
As of September 30, 2006
Signed Renewal/Released Activity(1)
For the three months ended September 30, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases(2)	Leases	over Expiring Rate
Square Footage	835,264	835,264	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.57	$22.90	3%
NOI Net Effective Rental Rate PSF (4)	$13.40	$12.71	5%
For the nine months ended September 30, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	2,113,234	2,113,234	N/A
Weighted Average Full
Service Rental Rate PSF (3)	$23.93	$23.46	2%
NOI Net Effective Rental Rate PSF (4)	$13.37	$12.89	4%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Same Store Analysis (1)
As of September 30, 2006
(dollars in millions)

	For the three months ended September 30,
	2006	2005	% Change
Same-Store Revenues (2)	$146.2	$144.8	1.0%
Same-Store Expenses	$75.0	$72.8	(3.1%)

Total Operating Income	$71.2	$72.0	(1.1%)

GAAP Rent Adjustments	$0.5	($3.1)	116.1%

Total Operating Income – Cash Basis	$71.7	$68.9	4.2%

QTD Average Economic Occupancy	88.9%	87.7%	1.2pts
Same-Store Square Footage	26.8M
Number of Properties	67

	For the nine months ended September 30,
	2006	2005	% Change
Same-Store Revenues (2)	$437.4	$430.6	1.6%
Same-Store Expenses	$223.0	$212.3	(5.1%)

Total Operating Income	$214.4	$218.3	(1.8%)

GAAP Rent Adjustments	$1.5	($8.1)	118.5%

Total Operating Income – Cash Basis	$215.9	$210.2	2.7%

YTD Average Economic Occupancy	88.4%	87.8%	0.6pts
Same-Store Square Footage	26.8M
Number of Properties	67

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

'

Total Office Portfolio Capital Expenditures
As of September 30, 2006
Capitalized Property Improvements

	YTD	Q3	Q2	Q1	YearEnded	Q4	Q3
Total Office Portfolio	2006	2006	2006	2006	2005	2005	2005
Recurring Property Improvements

$(in thousands)	$9,645	$3,337	$3,788	$2,520	$15,642	$8,068	$3,315
$ Per Square Foot	$0.31	$0.11	$0.12	$0.08	$0.49	$0.26	$0.10

Non-Recurring Property Improvements(1)

$(in thousands)	$10,704	$2,293	$4,916	$3,495	$19,970	$4,755	$11,191 (6)
$ Per Square Foot	$0.35	$0.08	$0.16	$0.11	$0.63	$0.15	$0.35

Total Property Improvements(2)

$(in thousands)	$20,349	$5,630	$8,704	$6,015	$35,612	$12,823	$14,506
$ Per Square Foot	$0.66	$0.19	$0.28	$0.19	$1.12	$0.41	$0.45

Crescent’s Pro Rata Share

Recurring Property Improvements

$(in thousands)	$7,180	$2,817	$2,670	$1,693	$12,230	$6,391	$2,527
$ Per Square Foot	$0.36	$0.14	$0.14	$0.08	$0.58	$0.32	$0.12

Non-Recurring Property Improvements(1)

$(in thousands)	$5,418	$1,333	$2,454	$1,631	$9,408	$2,867	$4,349
$ Per Square Foot	$0.27	$0.07	$0.12	$0.08	$0.45	$0.14	$0.21

Total Property Improvements

$(in thousands)	$12,598	$4,150	$5,124	$3,324	$21,638	$9,258	$6,876
$ Per Square Foot	$0.63	$0.21	$0.26	$0.16	$1.03	$0.46	$0.33

Tenant Improvements and Leasing Costs

	YTD	Q3	Q2	Q1	Year Ended	Q4	Q3
Total Office Portfolio	2006	2006	2006	2006	2005	2005	2005
Non-Revenue Enhancing Tenant Improvements and Leasing Costs:(3)
Total Re-leased/Renewal Tenant Square Footage	2,113,234	835,264	857,810	420,160	2,788,978	751,571	890,080

Tenant Improvement Costs Per Square Foot Leased	$11.20	$7.99	$14.23	$11.40	$12.24	$14.86	$10.91
Leasing Costs Per Square Foot Leased	$6.60	$5.77	$7.42	$6.56	$7.58	$9.43	$5.95

Total Per Square Foot	$17.80	$13.76	$21.65	$17.96	$19.82	$24.29	$16.86

Average Lease Term (in years)	5.9	5.6	6.9	4.7	6.3	7.0	6.1

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.90	$1.43	$2.06	$2.43	$1.94	$2.12	$1.79
Leasing Costs Per Square Foot Leased Per Year	$1.12	$1.03	$1.08	$1.40	$1.20	$1.35	$0.97

Total Per Square Foot Per Year	$3.02	$2.46	$3.14	$3.83	$3.14	$3.47	$2.76

Revenue Enhancing Tenant Improvements and Leasing Costs:(4)
Total New/Expansion Tenant Square Footage	923,974	316,146	381,627	226,201	1,907,226	591,546	449,100

Tenant Improvement Costs Per Square Foot Leased	$17.45	$18.63	$17.69	$15.38	$17.87	$21.10	$15.23
Leasing Costs Per Square Foot Leased	$7.71	$7.56	$7.88	$7.63	$7.40	$8.69	$5.64

Total Per Square Foot	$25.16	$26.19	$25.57	$23.01	$25.27	$29.79	$20.87

Average Lease Term (in years)	5.8	5.4	6.2	5.5	6.0	6.7	5.0

Tenant Improvement Costs Per Square Foot Leased Per Year	$3.01	$3.45	$2.85	$2.80	$2.98	$3.15	$3.04
Leasing Costs Per Square Foot Leased Per Year	$1.33	$1.40	$1.27	$1.39	$1.23	$1.30	$1.13

Total Per Square Foot Per Year	$4.34	$4.85	$4.12	$4.19	$4.21	$4.45	$4.17

Total Tenant Improvement and Leasing Costs:(5)
Total Leased Square Footage	3,037,208	1,151,410	1,239,437	646,361	4,696,204	1,343,117	1,339,180

Tenant Improvement Costs Per Square Foot Leased	$13.10	$10.91	$15.30	$12.79	$14.52	$17.61	$12.36
Leasing Costs Per Square Foot Leased	$6.94	$6.26	$7.56	$6.93	$7.51	$9.10	$5.85

Total Per Square Foot	$20.04	$17.17	$22.86	$19.72	$22.03	$26.71	$18.21

Average Lease Term (in years)	5.9	5.5	6.7	5.0	6.2	6.9	5.7

Tenant Improvement Costs Per Square Foot Leased	$2.22	$1.98	$2.28	$2.56	$2.34	$2.55	$2.17
Leasing Costs Per Square Foot Leased Per Year	$1.18	$1.14	$1.13	$1.39	$1.21	$1.32	$1.03

Total Per Square Foot Per Year	$3.40	$3.12	$3.41	$3.95	$3.55	$3.87	$3.20

Crescent’s Pro Rata Share
Total Leased Square Footage	2,262,111	816,787	958,371	486,953	3,135,143	877,609	825,192

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.19	$1.77	$2.35	$2.56	$2.37	$2.44	$2.30
Leasing Costs Per Square Foot Leased Per Year	$1.15	$1.08	$1.10	$1.44	$1.19	$1.28	$1.07

Total Per Square Foot Per Year	$3.34	$2.85	$3.45	$4.00	$3.56	$3.72	$3.37

Average Lease Term (in years)	6.0	5.7	7.0	4.7	5.7	6.2	5.3

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

(6)	Includes $6.4 million related to Houston Center Shops redevelopment.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Top 25 Customers (SF)
As of September 30, 2006

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
GSA (4)	Public Administration	600,000	2.4%	$11.7	$8.5	2.0%
AIM Management Group, Inc.	Financial Activities	478,000	1.9%	$9.1	$8.8	2.1%
El Paso Energy (5)	Natural Resources, Mining, Construction	464,000	1.8%	$11.8 (5)	$11.8	2.8%
Lyondell Chemical Company	Manufacturing	422,000	1.7%	$8.4	$2.0	0.5%
Carter & Burgess, Inc.	Professional & Business Services	416,000	1.7%	$8.1	$8.1	1.9%
Occidental Oil and Gas Corporation	Natural Resources, Mining, Construction	393,000	1.6%	$8.2	$8.2	1.9%
JP Morgan Chase	Financial Activities	383,000	1.5%	$10.4	$5.1	1.2%
Hunt Consolidated, Inc.	Natural Resources, Mining, Construction	328,000	1.3%	$8.0	$1.9	0.4%
Apache Corporation	Natural Resources, Mining, Construction	328,000	1.3%	$6.6	$1.6	0.4%
Yum! Restaurant Services Group, Inc.	Leisure & Hospitality	292,000	1.2%	$5.0	$5.0	1.2%
Stewart Information Services	Financial Services	268,000	1.1%	$6.6	$1.7	0.4%
Exxon Mobil Corporation	Natural Resources, Mining, Construction	262,000	1.0%	$5.2	$4.5	1.1%
Citigroup	Financial Services	253,000	1.0%	$7.5	$3.0	0.7%
Conoco Phillips Company	Natural Resources, Mining, Construction	245,000	1.0%	$5.9	$1.2	0.3%
Shell Oil Company	Natural Resources, Mining, Construction	236,000	0.9%	$4.6	$1.1	0.3%
CompUSA	Trade, Transportation, Utilities	208,000	0.8%	$4.8	$4.8	1.1%
BMC Software, Inc.	Information	203,000	0.8%	$4.3	$4.3	1.0%
Parsons Energy & Chemicals Group Inc.	Natural Resources, Mining, Construction	202,000	0.8%	$3.8	$3.8	0.9%
Amegy Bank, N.A.	Financial Activities	187,000	0.7%	$3.1	$1.0	0.2%
Jenkens and Gilchrist, P.C.	Financial Activities	182,000	0.7%	$4.5	$1.1	0.3%
Baker & Botts	Professional & Business Services	176,000	0.7%	$3.8	$0.9	0.2%
First Trust Corporation	Professional & Business Services	167,000	0.7%	$2.5	$2.5	0.6%
Wachovia Corp	Financial Services	165,000	0.7%	$3.5	$2.8	0.7%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.6	$3.6	0.8%
MCI Inc.	Information	158,000	0.6%	$4.0	$3.3	0.8%

		7,181,000	28.6%	$155.0	$100.6	23.8%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 393,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	GSA occupies an additional 27,000 square feet at properties which are currently not stabilized.

(5)	Crescent finalized an agreement in June 2005 to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007. Crescent has released 447,000 square feet of this space.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Office Customer Industry Diversification
As of September 30, 2006
Note: Based on total square footage leased by customers and applicable 2-Digit NAICS Code.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio - Lease Expirations
As of September 30, 2006
Total Office Portfolio

	Square			Square			Crescent’s		%of	Annual
	Footage of		Signed	Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		%of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	(After Renewals	Expiring	Rent	Service	Expiring
Expiration	and Relets)(1)		Leases(2)	and Relets)(1)		Expiring	and Relets)	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	1,346,801		(692,771)	654,030		2.6	480,381	11,983,657	2.1	18.32	207

Total 2006	1,346,801	(4)	(692,771)	654,030	(4)	2.6%	480,381	$11,983,657	2.1%	$18.32	207

Q1 2007	1,152,417		(813,782)	338,635		1.4	244,792	$7,878,985	1.4	$23.27	78
Q2 2007	554,125		(72,619)	481,506		1.9	310,544	10,993,468	1.9	22.83	88
Q3 2007	450,582		(80,059)	370,523		1.5	282,617	8,679,371	1.5	23.42	70
Q4 2007	514,191		290,007	804,198		3.2	468,354	19,015,640	3.4	23.65	60

Total 2007	2,671,315	(5)	(676,453)	1,994,862	(5)	8.0%	1,306,307	$46,567,464	8.2%	$23.34	296

2008	2,641,049		(132,755)	2,508,294		10.1	1,981,998	$59,580,280	10.6	$23.75	294
2009	2,619,770		(56,735)	2,563,035		10.3	1,760,652	59,645,990	10.6	23.27	293
2010	2,463,998		141,658	2,605,656		10.5	1,641,775	63,381,293	11.2	24.32	250
2011	2,419,913		229,782	2,649,695		10.7	1,708,709	64,973,149	11.5	24.52	219
2012	1,364,129		115,815	1,479,944		6.0	1,140,154	34,656,256	6.1	23.42	89
2013	1,839,196		59,660	1,898,856		7.7	1,451,983	42,423,188	7.5	22.34	81
2014	2,928,970		82,014	3,010,984		12.2	2,045,464	62,011,666	11.0	20.60	45
2015	1,715,290		104,402	1,819,692		7.3	1,327,894	41,621,502	7.4	22.87	61
2016 AND thereafter	2,757,344		825,383	3,582,727		14.6	2,008,945	77,850,170	13.8	21.73	84

Total	24,767,775		—	24,767,775	(6)	10.0%	16,854,262	$564,694,615	100.0%	$22.80	1,919

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 832,298 square feet (including relets and renewals of 692,771 square feet and new leases of 139,527 square feet) have been signed and will commence during 2006. These signed leases represent approximately 62% of gross square footage expiring during 2006. Expiring square footage includes 257,797 square feet of month-to-month leases.

(5)	As of September 30, 2006 leases totaling 848,465 square feet (including relets and renewals of 676,453 square feet and new leases of 172,012 square feet) have been signed and will commence during 2007. These signed leases represent approximately 32% of gross square footage expiring during 2007.

(6)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	24,767,775
Non-revenue Generating Space:	381,007

Total Occupied Office SF:	25,148,782
Total Vacant SF:	2,868,584

Total Stabilized Office NRA:	28,017,366

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	125,518		(42,649)	82,869		1.1	1,380,251	0.8	16.66	46

Total 2006	125,518	(4)	(42,649)	82,869	(4)	1.1%	$1,380,251	0.8%	$16.66	46

Q1 2007	427,133		(388,458)	38,675		0.5	$999,873	0.6	$25.85	14
Q2 2007	121,126		(7,503)	113,623		1.5	2,286,069	1.3	20.12	21
Q3 2007	138,451		(34,152)	104,299		1.4	2,244,462	1.3	21.52	12
Q4 2007	80,310		324,744	405,054		5.3	9,931,405	5.6	24.52	9

Total 2007	767,020	(5)	(105,369)	661,651	(5)	8.7%	$15,461,809	8.8%	$23.37	56

2008	508,562		(14,145)	494,417		6.5	$11,482,499	6.5	$23.22	78
2009	468,670		(2,494)	466,176		6.1	12,067,281	6.8	25.89	54
2010	1,027,297		3,855	1,031,152		13.5	26,124,239	14.8	25.34	60
2011	587,772		(55,490)	532,282		7.0	12,540,233	7.1	23.56	39
2012	373,754		39,893	413,647		5.4	8,817,072	5.0	21.32	30
2013	474,309		80,610	554,919		7.3	13,431,649	7.6	24.20	23
2014	711,856		(9,274)	702,582		9.2	15,380,517	8.7	21.89	12
2015	983,326		17,599	1,000,925		13.1	22,857,962	12.9	22.84	23
2016 and thereafter	1,612,885		87,464	1,700,349		22.1	37,369,052	21.0	21.98	26

Total	7,640,969		—	7,640,969		100.0%	$176,912,564	100.0%	$23.15	447

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 89,066 square feet (including relets and renewals of 42,649 square feet and new leases of 46,417 square feet) have been signed and will commence during 2006. These signed leases represent approximately 71% of gross square footage expiring during 2006. Expiring square footage includes 40,369 square feet of month-to-month leases.

(5)	As of September 30, 2006 leases totaling 147,219 square feet (including relets and renewals of 105,369 square feet and new leases of 41,850 square feet) have been signed and will commence during 2007. These signed leases represent approximately 19% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Houston Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renwals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	942,532		(561,995)	380,537		4.2	6,518,607	3.6	17.13	92

Total 2006	942,532	(4)	(561,995)	380,537	(4)	4.2%	$6,518,607	3.6%	$17.13	92

Q1 2007	564,504		(415,547)	148,957		1.6	$2,973,895	1.6	$19.96	31
Q2 2007	228,097		(32,303)	195,794		2.2	3,763,611	2.1	19.22	23
Q3 2007	170,488		(27,758)	142,730		1.6	2,944,684	1.6	20.63	24
Q4 2007	122,717		992	123,709		1.4	2,498,488	1.4	20.20	23

Total 2007	1,085,806	(5)	(474,616)	611,190	(5)	6.8%	$12,180,678	6.7%	$19.93	101

2008	1,363,529		(64,042)	1,299,487		14.4	$28,405,579	15.6	$21.86	88
2009	1,007,603		(24,511)	983,092		10.9	18,980,393	10.4	19.31	94
2010	510,365		121,087	631,452		7.0	11,996,900	6.6	19.00	78
2011	910,194		149,326	1,059,520		11.7	23,110,347	12.7	21.81	67
2012	508,544		29,176	537,720		5.9	11,476,214	6.3	21.34	24
2013	390,589		11,490	402,079		4.4	7,951,854	4.4	19.78	11
2014	1,404,390		16,967	1,421,357		15.7	27,713,244	15.2	19.50	14
2015	320,231		74,871	395,102		4.4	7,651,646	4.2	19.37	14
2016 and thereafter	596,600		722,247	1,318,847		14.6	26,203,987	14.3	19.87	28

Total	9,040,383		—	9,040,383		100.0%	$182,189,449	100.0%	$20.15	611

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 601,619 square feet (including relets and renewals of 561,995 square feet and new leases of 39,624 square feet) have been signed and will commence during 2006. These signed leases represent approximately 64% of gross square footage expiring during 2006. Expiring square footage includes 130,860 square feet of month-to-month leases.

(5)	As of September 30, 2006 leases totaling 571,523 square feet (including relets and renewals of 474,616 square feet and new leases of 96,907 square feet) have been signed and will commence during 2007. These signed leases represent approximately 53% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Austin Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	43,804		(10,386)	33,418		2.7	87,320	0.3	2.61	6

Total 2006	43,804	(4)	(10,386)	33,418	(4)	2.7%	$87,320	0.3%	$2.61	6

Q1 2007	32,677		—	32,677		2.6	$862,675	3.3	$26.40	6
Q2 2007	11,454		—	11,454		0.9	229,384	0.9	20.03	4
Q3 2007	12,386		(1,824)	10,562		0.9	196,537	0.8	18.61	5
Q4 2007	23,405		—	23,405		1.9	495,574	1.9	21.17	6

Total 2007	79,922	(5)	(1,824)	78,098	(5)	6.3%	$1,784,170	6.9%	$22.85	21

2008	67,870		—	67,870		5.5	$1,634,261	6.3	$24.08	20
2009	191,027		(40,297)	150,730		12.2	3,369,679	13.0	22.36	26
2010	166,167		—	166,167		13.4	3,079,163	11.9	18.53	26
2011	81,776		52,507	134,283		10.8	3,125,372	12.1	23.27	14
2012	43,542		—	43,542		3.5	941,594	3.6	21.62	6
2013	105,228		—	105,228		8.5	2,217,458	8.6	21.07	9
2014	253,980		—	253,980		20.5	5,527,866	21.3	21.76	4
2015	129,488		—	129,488		10.4	2,612,670	10.1	20.18	10
2016 and thereafter	76,943		—	76,943		6.2	1,533,981	5.9	19.94	4

Total	1,239,747		—	1,239,747		100.0%	$25,913,534	100.0%	$20.90	146

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 30,096 square feet (including relets and renewals of 10,386 square feet and new leases of 19,710 square feet) have been signed and will commence during 2006. These signed leases represent approximately 69% of gross square footage expiring during 2006. Expiring square footage includes 32,158 square feet of month-to-month leases.

(5)	As of September 30, 2006 relet and renewal leases totaling 1,824 square feet have been signed and will commence during 2007. These signed leases represent approximately 2% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Denver Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	30,228		—	30,228		1.5	661,361	1.6	21.88	11

Total 2006	30,228	(4)	—	30,228	(4)	1.5%	$661,361	1.6%	$21.88	11

Q1 2007	57,499		(5,715)	51,784		2.6	$1,091,470	2.7	$21.08	6
Q2 2007	15,350		(2,481)	12,869		0.7	290,037	0.7	22.54	6
Q3 2007	16,298		(11,056)	5,242		0.3	110,420	0.3	21.06	3
Q4 2007	11,878		—	11,878		0.6	262,065	0.6	22.06	3

Total 2007	101,025	(5)	(19,252)	81,773	(5)	4.2%	$1,753,992	4.3%	$21.45	18

2008	214,463		(10,037)	204,426		10.4	$4,534,174	11.1	$22.18	21
2009	234,658		(17,258)	217,400		11.1	4,378,568	10.7	20.14	28
2010	198,027		13,648	211,675		10.8	4,658,620	11.4	22.01	18
2011	191,154		4,002	195,156		9.9	4,279,792	10.5	21.93	21
2012	171,473		28,897	200,370		10.2	4,571,826	11.2	22.82	11
2013	155,560		(73,210)	82,350		4.2	1,621,852	4.0	19.69	8
2014	444,840		73,210	518,050		26.3	10,395,044	25.5	20.07	5
2015	18,637		—	18,637		0.9	371,204	0.9	19.92	3
2016 and thereafter	207,253		—	207,253		10.5	3,543,738	8.8	17.10	8

Total	1,967,318		—	1,967,318		100.0%	$40,770,171	100.0%	$20.72	152

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 new leases totaling 872 square feet have been signed and will commence during 2006. These signed leases represent approximately 3% of gross square footage expiring during 2006. Expiring square footage includes 6,504 square feet of month-to-month leases.

(5)	As of September 30, 2006 relet and renewal leases totaling 19,252 square feet have been signed and will commence during 2006. These signed leases represent approximately 19% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Miami Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	99,093		(29,398)	69,695		4.2	1,971,536	3.8	28.29	29

Total 2006	99,093	(4)	(29,398)	69,695	(4)	4.2%	$1,971,536	3.8%	$28.29	29

Q1 2007	39,506		(8,033)	31,473		1.9	$849,324	1.6	$26.99	9
Q2 2007	67,066		—	67,066		4.0	2,056,771	3.9	30.67	18
Q3 2007	23,791		—	23,791		1.4	668,253	1.3	28.09	8
Q4 2007	46,392		(22,277)	24,115		1.4	605,745	1.2	25.12	2

Total 2007	176,755	(5)	(30,310)	146,445	(5)	8.7%	$4,180,093	8.0%	$28.54	37

2008	144,911		6,299	151,210		9.0	$4,705,816	9.0	$31.12	34
2009	332,539		(6,043)	326,496		19.5	9,656,928	18.5	29.58	36
2010	283,172		(1,777)	281,395		16.8	8,980,344	17.2	31.91	27
2011	119,428		39,892	159,320		9.5	5,115,239	9.8	32.11	20
2012	96,377		3,972	100,349		6.0	3,537,007	6.8	35.25	7
2013	74,747		1,583	76,330		4.6	2,409,542	4.6	31.57	8
2014	36,952		1,111	38,063		2.3	1,091,987	2.1	28.69	2
2015	110,242		11,932	122,174		7.3	3,962,891	7.6	32.44	4
2016 and thereafter	197,127		2,739	199,866		12.1	6,643,290	12.6	33.24	12

Total	1,671,343		—	1,671,343		100.0%	$52,254,673	100.0%	$31.27	216

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 44,764 square feet (including relets and renewals of 29,398 square feet and new leases of 15,366 square feet) have been signed and will commence during 2006. These signed leases represent approximately 45% of gross square footage expiring during 2006. Expiring square footage includes 34,804 square feet of month-to-month leases.

(5)	As of September 30, 2006 leases totaling 63,565 square feet (including relets and renewals of 30,310 square feet and new leases of 33,255 square feet) have been signed and will commence during 2007. These signed leases represent approximately 36% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	51,072		(32,004)	19,068		1.8	509,994	1.4	26.75	3

Total 2006	51,072	(4)	(32,004)	19,068	(4)	1.8%	$509,994	1.4%	$26.75	3

Q1 2007	11,154		9,415	20,569		1.9	$728,036	2.0	$35.39	5
Q2 2007	38,769		(4,577)	34,192		3.1	1,133,619	3.1	33.15	5
Q3 2007	59,520		—	59,520		5.5	1,856,717	5.1	31.19	10
Q4 2007	28,683		9,275	37,958		3.5	1,264,695	3.5	33.32	8

Total 2007	138,126	(5)	14,113	152,239	(5)	14.0%	$4,983,067	13.7%	$32.73	28

2008	188,225		—	188,225		17.3	$5,956,382	16.3	$31.65	23
2009	161,046		—	161,046		14.8	5,347,875	14.6	33.21	20
2010	107,440		—	107,440		9.9	3,592,077	9.8	33.43	15
2011	247,131		13,314	260,445		24.0	9,394,117	25.6	36.07	26
2012	35,380		4,577	39,957		3.7	1,382,158	3.8	34.59	2
2013	62,581		—	62,581		5.8	2,205,958	6.0	35.25	7
2014	19,295		—	19,295		1.8	609,977	1.7	31.61	2
2015	43,116		—	43,116		4.0	1,374,461	3.8	31.88	1
2016 and thereafter	33,533		—	33,533		2.9	1,273,604	3.3	37.98	2

Total	1,086,945		—	1,086,945		100.0%	$36,629,670	100.0%	$33.70	129

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 relet and renewal leases totaling 32,004 square feet have been signed and will commence during 2006. These signed leases represent approximately 63% of gross square footage expiring during 2006.

(5)	As of September 30, 2006 relet and renewal leases totaling 14,113 square feet have been signed and will commence during 2007. These signed leases represent approximately 10% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Total Office Portfolio — Lease Expirations
As of September 30, 2006
Other Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q4 2006	54,554		(16,339)	38,215		1.8	854,588	1.7	22.36	20

Total 2006	54,554	(4)	(16,339)	38,215	(4)	1.8%	$854,588	1.7%	$22.36	20

Q1 2007	19,944		(5,444)	14,500		0.7	$373,712	0.7	$25.77	7
Q2 2007	72,263		(25,755)	46,508		2.2	1,233,977	2.5	26.53	11
Q3 2007	29,648		(5,269)	24,379		1.1	658,298	1.3	27.00	8
Q4 2007	200,806		(22,727)	178,079		8.4	3,957,668	7.9	22.22	9

Total 2007	322,661	(5)	(59,195)	263,466	(5)	12.4%	$6,223,655	12.4%	$23.62	35

2008	153,489		(50,830)	102,659		4.8	$2,861,569	5.7	$27.87	30
2009	224,227		33,868	258,095		12.2	5,845,266	11.7	22.65	35
2010	171,530		4,845	176,375		8.3	4,949,950	9.9	28.06	26
2011	282,458		26,231	308,689		14.6	7,408,049	14.8	24.00	32
2012	135,059		9,300	144,359		6.8	3,930,385	7.9	27.23	9
2013	576,182		39,187	615,369		29.0	12,584,875	25.2	20.45	15
2014	57,657		—	57,657		2.7	1,293,031	2.6	22.43	6
2015	110,250		—	110,250		5.2	2,790,668	5.6	25.31	6
2016 and thereafter	33,003		12,933	45,936		2.2	1,282,518	2.5	27.92	4

Total	2,121,070		—	2,121,070		100.0%	$50,024,554	100.0%	$23.58	218

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of September 30, 2006 leases totaling 33,877 square feet (including relets and renewals of 16,339 square feet and new leases of 17,538 square feet) have been signed and will commence during 2006. These signed leases represent approximately 62% of gross square footage expiring during 2006. Expiring square feet includes 13,102 square feet of month-to-month leases.

(5)	As of September 30, 2006 relet and renewal leases totaling 59,195 square feet have been signed and will commence during 2007. These signed leases represent approximately 18% of gross square footage expiring during 2007.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Statistics
As of September 30, 2006
(dollars in thousands)
Crescent Resort Development

	For the three months ended September 30,
	2006	2005
Resort Residential Lot Sales	91	67
Resort Residential Unit Sales:
Townhome Sales	14	24
Condominium Sales	4	13
Resort Residential Equivalent Timeshare Unit Sales	5.01	6.01
Average Sales Price per Resort Residential Lot	$57	$166
Average Sales Price per Resort Residential Unit	$1,632	$1,012

	For the nine months ended September 30,
	2006	2005
Resort Residential Lot Sales	161	284
Resort Residential Unit Sales:
Townhome Sales	17	24
Condominium Sales	38	68
Resort Residential Equivalent Timeshare Unit Sales	11.63	12.47
Average Sales Price per Resort Residential Lot	$104	$87
Average Sales Price per Resort Residential Unit	$1,790	$939
Desert Mountain

	For the three months ended September 30,
	2006	2005
Resort Residential Lot Sales	0	6
Average Sales Price per Lot (1)	$0	$1,086
Resort Residential Unit Sales	1	0
Average Sales Price per Unit (1)	$1,537	$0

	For the nine months ended September 30,
	2006	2005
Resort Residential Lot Sales	3	37
Average Sales Price per Lot (1)	$1,936	$1,047
Resort Residential Unit Sales	3	0
Average Sales Price per Unit (1)	$1,573	$0

(1) Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Resort Residential Development Property Table
As of September 30, 2006
(dollars in thousands)

Entire Project	2006 Closings and Total Pre-sales
Proposed
Average	Average
Crescent’s	Number	Planned	Under	Under	Physical	Sales Price	Sales Price	Closed	Pre-Sold
Preferred	of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Closed	Pre-Sold	Average	Average
Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership (1)	Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres	Acres (4)	Price	Price
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, SH, TH B	3	2,489	2,404	85	(6)	32	75%	53	$573	$1,514	(7)
Custom Lots	3	—	$1,936	$—
Homes	3	10	1,573	1,421

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (8)	CO S	1	100	100	—	—	—	—	1,419	—	29	—	1,955	—
Big Horn and Catamount	Lake Tahoe, CA	13%/57	% (8)	CO S	2	113	—	113	113	80%	—	—	1,430	—	82	—	1,422
Identified Future Projects	Lake Tahoe, CA	13%/57	% (8)	TH, CO S	3	137	—	137	—	—	—	—	1,738	—	—	—	—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/28%-57	% (8)	CO, TH, TS S	14	1,450	—	1,450	90	10%	—	—	2,747	—	—	—	—
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	TH B	3	19	9	10	2	95%	4	1,460	1,228	9	6	1,460	1,393
Fractional Units (9)	Lake Tahoe, CA	13%/71%	TS S	6	146.00	38.05	107.95	21.00	65%	24.00	1,913	2,308	10.65	2.88	2,015	2,033
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SF B	2	377	252	125	81	55%	44	313	452	10	18	373	362
Units	Lake Tahoe, CA	13%/71%	CO B	4	169	—	169	—	—	—	—	398	—	—	—	—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	THP	1	23	20	3	—	—	3	732	1,016	4	1	727	829
Brownstones (Phase I)	Denver, CO	12%/64%	TH P	2	16	13	3	—	—	3	1,685	1,378	4	1	1,927	2,100
Delgany	Denver, CO	12%/64%	CO P	2	42	38	4	—	—	4	673	657	4	—	649	—
One Riverfront	Denver, CO	12%/64%	CO, TH P	2	50	—	50	50	55%	—	—	812	—	19	—	754
Identified Future Projects	Denver, CO	12%/27%-64	% (8)	TH, CO B	9	1,084	—	1,084	—	—	—	—	805	—	—	—	—
Downtown Acreage	Denver, CO	12%/64%	ACR	1	1.94	—	1.94	—	—	1.94	—	3,269	—	1.94	—	3,268
Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%	CO S	—	40	40	—	—	—	—	2,449	—	5	—	2,028	—
Eagle Ranch	Eagle, CO	12%/76%	SF P	2	1,398	1,174	224	—	—	136	86	198	96	24	72	243
Main Street Station Vacation Club (10)	Breckenridge, CO	12%/30	% (8)	TS S	4	42.00	30.50	11.50	—	—	11.50	1,219	951	0.98	0.34	1,727	1,169
Riverbend	Charlotte, NC	12%/68%	SF P	2	630	473	157	115	10%	42	31	37	31	84	34	34
Three Peaks	Silverthorne, CO	12%/33	% (8)	SF S	2	327	305	22	—	—	22	197	272	24	—	212	—
Village Walk	Beaver Creek, CO	12%/58%	THB	2	26	—	26	26	60%	—	—	5,232	—	23	—	5,255
The Residences at Park Hyatt Beaver Creek(10)	Beaver Creek, CO	N/A/100%	TS S	2	15.00	—	15.00	15.00	70%	—	—	3,776	—	5.00	—	4,460
Beaver Creek Landing	Beaver Creek, CO	12%/59%	CO P	2	52	—	52	52	50%	—	—	1,250	—	52	—	1,250
Riverfront Village	Beaver Creek, CO	12%/27	% (8)	CO, TH B	5	311	—	311	210	10%	—	—	1,086	—	51	—	840
Identified Future Projects	Colorado	12%/27%-64	% (8)	CO, TS, TH S	5	74	—	74	—	—	—	—	612	—	—	—	—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SF P	—	497	476	21	—	—	21	35	44	12	—	44	—

Crescent Plaza Residential
The Residences at the Ritz-Carlton (Phase I)	Dallas, TX	100%	CO	1	70	—	70	70	55%	—	—	1,902	—	65	—	1,822
The Tower Residences and Regency Row (Phase II)	Dallas, TX	100%	CO, TH P	2	100	—	100	—	—	—	—	1,543	(11)	—	29	—	1,457

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lot); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Unit); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to September 30, 2006 or under contract as of October 31, 2006. The Residences at the Ritz-Carlton and

The Tower Residences and Regency Row include 21 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of September 30, 2006 is $0.3 million.

(6)	As of September 30, 2006 there were 35 units and 50 lots remaining in inventory.

(7)	Average Sales Price includes golf membership and lot price only.

(8)	A joint venture partner participates in this project.

(9)	Selling 17 shares per unit.

(10)	Selling 20 shares per unit.

(11)	Proposed Average Sales Price for The Tower Residences and Regency Row excludes the four Regency Row townhomes which are expected to have an Average Sales Price of $6 to $8 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Resort Residential Development Net Equity Book Value by Project
As of September 30, 2006
(dollars in thousands)
Crescent Resort Development, Inc.

					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments
Assets	$485,600	$100,600	$171,900	$758,100	$236,300	$205,000	$1,199,400

Property Level Financing	(101,400)	(25,500)	(33,300)	(160,200)	(20,100)	(71,600)	(251,900)

Other Liabilities	(96,600)	(8,100)	(58,900)	(163,600)	(82,100)	(65,300)	(311,000)

Minority Interest	(400)	(3,000)	(9,700)	(13,100)	(18,000)	(700)	(31,800)

Net Equity Book Value	$287,200	$64,000	$70,000	$421,200	$116,100	$67,400	$604,700

Club and Operating Assets, net (2)	$63,700	$5,300	$—	$69,000	$83,800	$20,300	$173,100
Net Equity in Development Real Estate	$223,500	$58,700	$70,000	$352,200	$32,300	$47,100	$431,600

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Resort/Hotel Segment
As of September 30, 2006
PROPERTY TABLE (1)

					For the three months ended September 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	84%	84%	$725	$696	$562	$544	48	%(3)

Luxury Resorts and Spas:
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		87	87	343	316	297	276	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		89	88	584	559	520	493	100%

Total/Weighted Average			288		87%	88%	$395	$367	$344	$322

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		76%	80%	$144	$135	$109	$109	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		60	68	119	98	71	67	100%
Omni Austin Hotel (4)	Austin, TX	1986	375		79	71	142	121	112	86	100%

Total/Weighted Average			1,376		72%	74%	$138	$122	$100	$91

Total/Weighted Average Luxury Resorts and Spas,and Upscale Business Class Hotels			1,664		75%	77%	$192	$173	$144	$133

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended September 30,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas: (5)
Same-Store NOI (in thousands)	$5,641	$5,177		9%
Weighted Average Occupancy	87%	88%	(1	)pt
Average Daily Rate	$395	$367		8%
Revenue per Available Room/Guest Night	$344	$322		7%
Number of Properties	2	2

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$3,765	$3,204		18%
Weighted Average Occupancy	72%	74%	(2	)pt
Average Daily Rate	$138	$122		13%
Revenue per Available Room/Guest Night	$100	$91		10%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels: (5)
Same-Store NOI (in thousands)	$9,406	$8,381		12%
Weighted Average Occupancy	75%	77%	(2	)pt
Average Daily Rate	$192	$173		11%
Revenue per Available Room/Guest Night	$144	$133		9%
Number of Properties	5	5

(5)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property. The three Luxury Resorts and Spas generated 2006 same-store NOI of $5.0M which is an 18% decrease from the $6.1M generated in 2005. In combination with the three Upscale Business Class Hotels the properties generated 2006 same-store NOI of $8.7M which is a 6% decrease from the $9.3M generated in 2005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Resort/Hotel Segment
As of September 30, 2006
Property Table (1)

					For the nine months ended September 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	85%	83%	$748	$731	$599	$566	48	%(3)

Luxury Resorts and Spas:
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		78	70	307	292	240	206	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		75	73	518	480	386	349	100%

Total/Weighted Average			288		77%	71%	$350	$333	$270	$236

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		73%	74%	$134	$129	$98	$96	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		68	70	129	102	88	72	100%
Omni Austin Hotel (4)	Austin, TX	1986	375		82	78	148	128	121	99	100%

Total/Weighted Average			1,376		74%	74%	$137	$122	$102	$90

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,664		75%	74%	$177	$159	$132	$116

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the nine months ended September 30,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas: (5)
Same-Store NOI (in thousands)	$9,865	$8,321		19%
Weighted Average Occupancy	77%	71%	6	pt
Average Daily Rate	$350	$333		5%
Revenue per Available Room/Guest Night	$270	$236		14%
Number of Properties	2	2

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$13,779	$11,250		22%
Weighted Average Occupancy	74%	74%	-	pt
Average Daily Rate	$137	$122		12%
Revenue per Available Room/Guest Night	$102	$90		13%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels: (5)
Same-Store NOI (in thousands)	$23,644	$19,571		21%
Weighted Average Occupancy	75%	74%	1	pt
Average Daily Rate	$177	$159		12%
Revenue per Available Room/Guest Night	$132	$116		14%
Number of Properties	5	5

(5)	Excludes the Park Hyatt Beaver Creek Resort and Spa which had 85 rooms taken out of service as of April 2006. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa. The onsite construction and closure of the spa has impacted performance at the property. The three Luxury Resorts and Spas generated 2006 same-store NOI of $13.5M which is a 1% increase from the $13.4M generated in 2005. In combination with the three Upscale Business Class Hotels the properties generated 2006 same-store NOI of $27.3M which is an 11% increase from the $24.7M generated in 2005.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Temperature-Controlled Logistics Properties
As of September 30, 2006

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alabama	5	10.8	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	6	23.7	0.9
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	1	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	4	15.1	0.5
Ohio	2	8.9	0.4
Oklahoma	1	1.4	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	87	445.1	17.7

(1)	As of September 30, 2006, the Company held a 31.72% interest in AmeriCold Realty Trust which operates 102 facilities, of which 86 are wholly owned, one is partially owned and 15 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2006	2005
Quarter Ended September 30, 2006	76%	78%
Year to date September 30, 2006	76%	74%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

PORTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Mezzanine Investments
As of September 30, 2006
(dollars in thousands)

						Weighted Average
						Yield During
Type of Investment	Date of Transaction	Remaining Term (mos) (1)	Loan Extensions(2)	Quarter End Balance		Quarter	Current Yield (1)	Fixed/Variable
Wholly Owned
Los Angeles Office Investment	11/9/2004	7	Four 6-months(3)	22,000		14.57%	14.57%	Variable
New York City Office Investment	2/7/2005	N/A	N/A	—	(4)	N/A	N/A	N/A
Orlando Resort Investment	3/31/2005	N/A	N/A	—	(5)	N/A	N/A	N/A
Los Angeles Office Investment	5/31/2005	8	Three 6-months	20,000		13.58%	13.57%	Variable
Dallas Office Investment	6/9/2005	9	Three 1-year	12,000		13.84%	13.82%	Variable
Dallas Office Investment	8/31/2005	47	N/A	7,660		11.04%	11.04%	Fixed
California Luxury Hotel Investment	11/16/2005	13	Five 1-year	15,000		16.33%	16.32%	Variable
Los Angeles Office Investment	11/16/2005	8	Three 6-months	25,000		9.86%	9.85%	Variable
Southeastern U.S. Office Investment	12/30/2005	12	Three 1-year	20,700		12.21%	12.23%	Variable
Florida Hotel Portfolio Investment	1/20/2006	27	Two 1-year	15,000		13.33%	13.32%	Variable
California Ski Resort	4/12/2006	29	Two 1-year	20,000		9.83%	9.82%	Variable
New York City Residential	5/8/2006	13	Two 1-year	28,800		18.16%	18.15%	Variable

				186,160		13.47%	13.46%

Joint Ventured(6)
Florida Resort Investment	8/31/2005	N/A	N/A	—	(7)	N/A	N/A	N/A
Caribbean Resort Investment	12/19/2005	24	Two 1-year	18,824		10.07%	10.07%	Variable
California Luxury Hotel Investment	2/14/2006	13	Five 1-year	25,000		12.58%	12.57%	Variable
Caribbean Resort Investment	9/11/2006	24	Two 1-year	19,617		9.33%	9.32%	Variable

				63,441		10.83%	10.82%

(1)	Yields and remaining terms are as of November 6, 2006.

(2)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement.

(3)	Borrower elected to extend the term of the loan for the first extension term of six months.

(4)	On February 1, 2006, this loan was paid off. Cash received was $18.5 million which included a $1.2 million prepayment penalty.

(5)	On February 24, 2006, this loan was paid off. Cash received was $37.9 million which included a $5.0 million prepayment penalty.

(6)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 million in equity. The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of September 30, 2006 were $6.6 million.

(7)	On July 14, 2006, this loan was paid off. Cash received was $4.0 million which included a $0.2 million prepayment penalty. Crescent’s share of cash received was $1.0 million.
Mezzanine Investments Maturity Profile

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	David Cohen
804.782.8784	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Sri Nagarajan
Jeff Langbaum	Mitch Germain
212.272.8046	212.428.2360
212.272.4201	212.428.2364

Merrill Lynch	Citigroup
Steve Sakwa	Jonathan Litt
Chris Pike	Steven Benyik
212.449.0335	212.816.0231
214.449.1153	212.816.6445

Greenstreet Advisors
Cedrik Lachance
949.640.8780
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Jane Mody	Jennifer Terrell
Managing Director	Investor and Media
Capital Markets	Relations Director
Phone: 817.321.1086	Phone: 817.321.1464
Fax: 817.321.2060	Fax: 817.321.2060
Jmody@crescent.com	Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006